Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re Beacon Power Corporation, et al.,	Case No. 11-13450(KJC) Jointly Administered
Reporting Period: December 1, 2011 thru December 31, 2011

MONTHLY OPERATING REPORT

Filed with Court and submit copy to United States Trustee

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	N/A	N/A
Bank Reconciliation Summary	MOR-1a	Yes	N/A	N/A
Schedule of Professional Fees Paid	MOR-1b	N/A	N/A	N/A
Statement of Operations	MOR-2	Yes	N/A	N/A
Balance Sheet	MOR-3	Yes	N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	Yes	N/A	N/A
Listing of aged accounts payable	MOR-4	Yes	N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	N/A	N/A
Debtor Questionnaire	MOR-5	Yes	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Craig R. Jalbert	March 27, 2012
Signature of Debtor	Date

/s/ Craig R. Jalbert	March 27, 2012
Signature of Joint Debtor	Date

/s/ Craig R. Jalbert	March 27, 2012
Signature of Authorized Individual*	Date

Craig R. Jalbert	Wind Down Manager
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Beacon Power Corporation, et al.,	Case No. 11-13450(KJC) Jointly Administered
Debtor	Reporting Period: December 1, 2011 thru December 31, 2011

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	Dec 3, 2011 - Dec 30, 2011*		CUMULATIVE FILING TO DATE**
	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$921,240	$921,240	$652,469	$652,469

RECEIPTS
SRS	0	14,788	40,873	55,661
ARPAe	56,843	56,843	147,549	147,549
HRS Grant	0	0	0	0
Navy	0	0	0	0
SBIR	18,729	18,729	25,318	25,318
Other	17,150	17,131	18,596	18,577

TOTAL RECEIPTS	92,722	107,492	232,336	247,106

DISBURSEMENTS
Accounts Payable & Accrued Expenses	97,405	184,594	304,339	391,529
Payroll & Benefits	483,002	500,095	1,107,058	1,124,151
Rent	70,814	70,814	141,629	141,628
Insurance	17,242	17,242	66,054	66,054
Legal Fees - General & Regulatory	0	0	0	0
Other	0	0	0	0

SRS Advances	0	0	0	0
SRS Base Equity	-40,167	-50,066	-567,343	-577,242
SRS Maintenance Reserve Account	-84,833	-74,934	-678,675	-668,776

Legal Fees - Restructuring	0	0	0	0
Financial Advisor Fees	0	0	0	0
DE Counsel	0	0	0	0
Claims Agent	0	0	16,763	16,763
Creditor’s Committee	0	0	0	0
US Trustee	0	0	0	0
Utility Deposits	0	0	24,480	24,480
Other	0	0	0	0
TOTAL DISBURSEMENTS	543,463	647,745	414,306	518,588

NET CASH FLOW	-450,742	-540,254	-181,970	-271,482
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$470,499	$380,987	$470,499	$380,987

* RESULTS FROM WEEKLY, ACTUAL CASH FLOW PER CASH COLLATERAL ORDER

** PERIOD INCLUDES OCTOBER 29, 2011 - DECEMBER 30, 2011

In re Beacon Power Corporation, et al.,	Case No. 11-13450(KJC) Jointly Administered
Debtor	Reporting Period: December 1, 2011 thru December 31, 2011

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

	Book	Bank
Silicon Valley Acct# 3300686184	479,117.15	505,822.90	Operating Account - Bank reconciliation complete
Silicon Valley Acct# 3300705436	(3,152.91)	0.00	Payroll Account - Bank reconciliation complete
SVB Acct# 3300705421	200,000.00	200,000.00	Escrow Account - Bank reconciliation complete
SVB Acct# 3300780535	50,000.00	50,000.00	Escrow Account - Bank reconciliation complete
Black Rock Acct#31874	10,475.27	10,475.27	NEISO Account - Bank reconciliation complete
PNC Bank Acct#1028880235R8N	1,849,249.53	1,849,249.53	SRS Project Equity Account - Bank Reconciliation Complete
PNC Bank Acct#1028880235	0.00	0.00	SRS Project Maintenance Account - Bank Reconciliation Complete
PNC Bank Acct#1028880235R2P	0.00	0.00	SRS Project Revenue Account - Bank Reconciliation Complete

In re Beacon Power Corporation, et al.,	Case No. 11-13450(KJC) Jointly Administered
Debtor	Reporting Period: December 1, 2011 thru December 31, 2011

STATEMENT OF OPERATIONS

(Income Statement)

	MONTH OF DECEMBER 2011
	Total Beacon	Stephentown	Stephentown	Total	Consolidated
	Corporation - Legal	Holding	Operating	Eliminations	Beacon
REVENUES
Net Revenue	$330,270	$0	$99,013	$-233,803	$195,480
COST OF GOODS SOLD
Cost of Goods Sold	98,053		39,341		137,394
Gross Profit	232,217	0	59,672	-233,803	58,086
OPERATING EXPENSES
Salaries and benefits	415,440		0		415,440
Bonus	-763,478		0		-763,478
Stock Compensation Exp.	-962,003		0		-962,003
Materials	1,744		159		1,903
Consulting	95,868		-24,880		70,988
Legal and Audit Expense	17,580		0		17,580
Occupancy Expenses	65,909		0		65,909
Real estate taxes and insurance	16,950		16,596		33,546
Public Company / Investor Relations	72,119	167	1,000		73,286
Interconnection and ISO fees	358		721		1,079
Repair and Maintenance	469		28,480		28,949
Software and Software Maintenance	8,174		0		8,174
Hiring Costs	0		0		0
Taxes-Misc	-11,073		290		-10,783
Travel	2,611		9,334		11,945
Outside Documentation and Testing	0		0		0
Supplies and Equipment	866		884		1,750
Phone	8,198		196		8,394
Other Expenses	22,134		20		22,154
Allocations	-155,914		0		-155,914
License, permits and development fees	0		0		0
Administrative services	0		151,599	-151,599	0
Operation services	0		77,993	-77,993	0
Casualty Loss	0		0		0
Contract Loss	153,903		0		153,903
Loss on asset impairment	7,815,273		0		7,815,273
Depreciation	159,165		52,683	-13,681	198,167
Amortization	1,472		4,211	-4,211	1,472

Net Profit (Loss) Before Other Income & Expenses	-6,733,548	-167	-259,614	13,681	-6,979,648
OTHER INCOME AND EXPENSES
Other Income	-149,896				-149,896
Interest Income (Expense), net	524,960		-10,134		514,826

Net Profit (Loss) Before Reorganization Items	-6,358,484	-167	-269,748	13,681	-6,614,718
REORGANIZATION ITEMS
Professional Fees	35,416				35,416
Other Reorganization Expenses	556				556
Total Reorganization Expenses	35,972	0	0	0	35,972
Income Taxes	0	0	0	0	0
Net Profit (Loss)	$-6,394,456	$-167	$-269,748	$13,681	$-6,650,690

In re Beacon Power Corporation, et al.,	Case No. 11-13450(KJC) Jointly Administered
Debtor	Reporting Period: December 1, 2011 thru December 31, 2011

BALANCE SHEET

	BOOK VALUE AT END OF December 31, 2011					BOOK VALUE ON PETITION DATE OF OCTOBER 30, 2011
	Beacon Corp	Stephentown	Stephentown		Consolidated	Beacon Corp	Stephentown	Stephentown		Consolidated
	Only	Operating	Holding	Eliminations	Beacon	Only	Operating	Holding	Eliminations	Beacon
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$478,213	$0	$0	$0	$478,213	$653,479	$531,039	$0	$0	$1,184,518
Accounts receivable, trade, net	221,165	34,224	0	0	255,389	293,160	30,601	0	-1	323,760
Inventory	0	0	0	0	0	0	0	0	0	0
Unbilled costs on contracts in progress	312,806	0	0	0	312,806	168,146	0	0	0	168,146
Prepaid expenses and other current assets	935,260	91,835	1,166	0	1,028,261	846,751	1,772	1,500	2	850,025

TOTAL CURRENT ASSETS	1,947,444	126,059	1,166	0	2,074,669	1,961,536	563,412	1,500	1	2,526,449
PROPERTY AND EQUIPMENT
TOTAL PROPERTY & EQUIPMENT	4,582,970	12,394,133	0	-1,152,004	15,825,099	12,600,062	12,499,499	0	-1,179,365	23,920,196
OTHER ASSETS
Restricted cash	260,475	1,849,250	0	0	2,109,725	262,589	2,493,028	0	0	2,755,617
Investment in subsidiary	26,323,581	0	26,323,581	-52,647,162	0	26,323,581	0	26,323,581	-52,647,162	0
Deferred financing costs	0	0	0	0	0	95,563	0	0	0	95,563
Advance payments to suppliers	511,566	0	0	0	511,566	509,089	0	0	0	509,089
Intercompany receivables (net)	1,490,472	-1,485,506	-4,966	0	0	2,392,595	-2,387,629	-4,966	0	0
Other Assets	117,030	960,074	0	-960,074	117,030	303,256	968,496	0	-968,496	303,256

TOTAL OTHER ASSETS	28,703,124	1,323,818	26,318,615	-53,607,236	2,738,321	29,886,673	1,073,895	26,318,615	-53,615,658	3,663,525

TOTAL ASSETS	$35,233,538	$13,844,010	$26,319,781	$-54,759,240	$20,638,089	$44,448,271	$14,136,806	$26,320,115	$-54,795,022	$30,110,170

	BOOK VALUE AT END OF DECEMBER 31, 2011					BOOK VALUE ON PETITION DATE OF OCTOBER 30, 2011
	Beacon Corp	Stephentown	Stephentown		Consolidated	Beacon Corp	Stephentown	Stephentown		Consolidated
	Only	Operating	Holding	Eliminations	Beacon	Only	Operating	Holding	Eliminations	Beacon
LIABILITIES AND OWNER EQUITY
Liabilities not subject to compromise:
Accounts payable	$170,246	$0	$0	$0	$170,246	$408	$0	$0	$0	$408
Accrued compensation and benefits	305,741	0	0	0	305,741	310,418	0	0	0	310,418
Other accrued expenses	222,124	83,078	0	-1	305,201	0	0	0	0	0
Deferred revenue - current	0	0	0	0	0	0	0	0	0	0
Advance billings on contracts	250,206	0	0	0	250,206	28,297	0	0	0	28,297
Accrued contract loss	709,616	0	0	0	709,616	805,234	0	0	0	805,234
Mandatorily redeemable preferred stock	0	0	0	0	0	0	0	0	0	0
Preferred stock warrant liability - current	0	0	0	0	0	0	0	0	0	0
Restructuring reserve	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE	1,657,933	83,078	0	-1	1,741,010	1,144,357	0	0	0	1,144,357

	BOOK VALUE AT END OF DECEMBER 31, 2011					BOOK VALUE ON PETITION DATE OF OCTOBER 30, 2011
	Beacon Corp	Stephentown	Stephentown		Consolidated	Beacon Corp	Stephentown	Stephentown		Consolidated
	Only	Operating	Holding	Eliminations	Beacon	Only	Operating	Holding	Eliminations	Beacon
LIABILITIES AND OWNER EQUITY
Liabilities subject to compromise:
Accounts payable	2,367,498	0	0	0	2,367,498	2,274,913	0	0	0	2,274,913
Other accrued expenses	735,428	170,024	0	0	905,452	1,661,832	203,869	0	2	1,865,703
Deferred Revenue	1,971,651	0	0	-960,074	1,011,577	1,980,073	0	0	-968,496	1,011,577
Deferred rent	582,210	0	0	0	582,210	612,813	0	0	0	612,813
Common stock warrant liability	0	0	0	0	0	515,118	0	0	0	515,118
Long term debt	3,139,731	35,856,796	0	0	38,996,527	3,139,731	35,856,796	0	0	38,996,527
TOTAL LIABILITIES SUBJECT TO COMPROMISE	8,796,518	36,026,820	0	-960,074	43,863,264	10,184,480	36,060,665	0	-968,494	45,276,651

TOTAL LIABILITIES	10,454,451	36,109,898	0	-960,075	45,604,274	11,328,837	36,060,665	0	-968,494	46,421,008
OWNER EQUITY
Preferred stock	0	0	0	0	0	0	0	0	0	0
Common stock	322,785	0	0	0	322,785	318,901	0	0	0	318,901
Partner shares	0	26,323,581	26,323,581	-52,647,162	0	0	26,323,581	26,323,581	-52,647,162	0
Deferred stock compensation	0	0	0	0	0	0	0	0	0	0
Additional paid-in-capital	276,717,596	0	0	0	276,717,596	277,648,521	0	0	0	277,648,521
Accumulated deficit	-251,547,830	-48,589,469	-3,800	-1,152,003	-301,293,102	-244,134,524	-48,247,440	-3,466	-1,179,366	-293,564,796
Treasury stock	-713,464	0	0	0	-713,464	-713,464	0	0	0	-713,464

NET OWNER EQUITY	24,779,087	-22,265,888	26,319,781	-53,799,165	-24,966,185	33,119,434	-21,923,859	26,320,115	-53,826,528	-16,310,838

TOTAL LIABILITIES AND OWNERS’ EQUITY	$35,233,538	$13,844,010	$26,319,781	$-54,759,240	$20,638,089	$44,448,271	$14,136,806	$26,320,115	$-54,795,022	$30,110,170

In re Beacon Power Corporation, et al.,	Case No. 11-13450(KJC) Jointly Administered
Debtor	Reporting Period: December 1, 2011 thru December 31, 2011

SUMMARY OF UNPAID POSTPETITION DEBTS

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	115,038	53,825	0	0	0	168,863
Wages and Benefits	Current	0	0	0	0	Current
Taxes Payable	Current	0	0	0	0	Current
Rent/Leases - Building	Current	0	0	0	0	Current
Rent/Leases - Equipment	Current	0	0	0	0	Current
Secured Debt/Adequate Protection Payments	Current	0	0	0	0	Current
Professional Fees	Current	0	0	0	0	Current
Amounts Due to Insiders (Accrued Bonus)	Current	0	0	0	0	Current
Other - Accrued Contract Loss/Advance Billing on Contracts	Current	0	0	0	0	Current
Other - Accruals	Current	0	0	0	0	Current
Other - Note Payable (Insurance)	Current	0	0	0	0	Current

In re Beacon Power Corporation, et al.,	Case No. 11-13450(KJC) Jointly Administered
Debtor	Reporting Period: December 1, 2011 thru December 31, 2011

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period		$221,092
+ Amounts billed during the period	158,275
- Amounts collected during the period	-123,978
Total Accounts Receivable at the end of the reporting period		$255,389

Accounts Receivable Aging	Amount
0 - 30 days old	$114,818
31 - 60 days old	90,000
61 - 90 days old	0
91+ days old	50,571
Total Accounts Receivable		$255,389
Amount considered uncollectible (Bad Debt)		0
Accounts Receivable (Net)		255,389

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X